UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 1, 2016

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500

State of Hawaii
(State or other jurisdiction of incorporation)

1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
900 Richards Street, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:

(808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric

None
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 1, 2016, Hawaiian Electric, a wholly-owned subsidiary of HEI, and its subsidiaries, Hawaii Electric Light Company, Inc. (Hawaii Electric Light) and Maui Electric Company, Limited (Maui Electric) (collectively the “Hawaiian Electric Companies”), filed their Power Supply Improvement Plans Update Report (Updated PSIPs), as required, to address the PUC’s comments on the PSIPs filed in August 2014. The Updated PSIPs provide the Hawaiian Electric Companies’ plan and analyses for a diverse mix of energy resources to meet the state’s 100% renewable portfolio standard goal by 2045.
The Updated PSIPs may be accessed by clicking “Selected PUC Filings” on the Investor Relations page of HEI’s website (www.hei.com). Alternatively, please visit http://selectedpucfilings.hei.com. These docketed filings are also made available by the PUC on its website at http://dms.puc.hawaii.gov/dms (Docket No. 2014-0183).
As a result of this filing, on April 1, 2016, Hawaiian Electric issued a news release, “Hawaiian Electric Companies submit updated 30-year energy plans charting a course to 100 percent renewable energy.” This news release is furnished as Exhibit 99 and is hereby incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 99	News release, dated April 1, 2016, “Hawaiian Electric Companies submit updated 30-year energy plans charting a course to 100 percent renewable energy”

HEI and Hawaiian Electric intend to continue to use HEI's website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI's website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI's website, in addition to following HEI's, Hawaiian Electric's and American Savings Bank, F.S.B.'s (ASB's) press releases, SEC filings and public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s or Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ James A. Ajello	/s/ Tayne S. Y. Sekimura
James A. Ajello	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: April 4, 2016	Date: April 4, 2016

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99	News release, dated April 1, 2016, “Hawaiian Electric Companies submit updated 30-year energy plans charting a course to 100 percent renewable energy”

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